                                                                   EXHIBIT 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into CMS Energy Corporation's previously filed Registration Statements No. 33-55805, No. 33-60007, No. 33-61595, No. 333-27849, No. 333-32229, No.
333-37241, No. 333-45556, No. 333-51932, No. 333-52560, and No. 333-76347.



/s/ ARTHUR ANDERSEN LLP

Detroit, Michigan,
 March 23, 2001.